Exhibit 10.25


                                                                 EXECUTION COPY





                                 AMENDMENT NO. 1

                                       TO

                                 LEASE AGREEMENT

                            Dated as of June 27, 2002

                                     BETWEEN

                        LIC Funding, Limited Partnership,

                                    as Lessor

                                       AND

                            KeySpan-Ravenswood, Inc.,

                                    as Lessee





This Amendment No. 1 has been manually executed in 40 counterparts, numbered consecutively from 1 through 40, of which this is No.____. To the extent, if any, that this Amendment No. 1 constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Amendment No. 1 may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.

                                 AMENDMENT NO. 1

                                       TO

                                 LEASE AGREEMENT





     THIS AMENDMENT NO. 1 TO LEASE AGREEMENT (this "Amendment No. 1") is entered into as of June ____, 2002 between LIC Funding, Limited Partnership, a Delaware limited partnership (the "Lessor"), and KeySpan-Ravenswood, Inc., a New York corporation (the "Lessee", and the Lessor and the Lessee, each a "Party" and collectively, the "Parties").


                                    RECITALS
                                    --------

     WHEREAS, the Lessor and the Lessee entered into the Lease Agreement dated as of June 9, 1999 (the "Original Lease"), providing for the lease of the Facility (as defined therein) to the Lessee on the terms and conditions set forth in the Original Lease;

     WHEREAS, the Lessee has requested that the Lessor amend the Original Lease in order to enable the Lessee to merge with an Affiliate of the Lessee, and thereby change its legal form from a New York corporation to a New York limited liability company, and the Lessor is willing to enter into this Amendment No. 1 to the Original Lease (as so amended, the "Lease"), subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Parties, intending to be legally bound, hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used and not otherwise defined in this Amendment No. 1 shall have the meanings given to such terms in the Original Lease.

     2. AMENDMENTS TO ORIGINAL LEASE. The Parties hereby agree to amend the Original Lease as set forth below in this Section 2:

     (a) Section 1 of the Original Lease is amended by adding the following new definitions (to be inserted in appropriate alphabetical order in said Section
1), which definitions read in their entirety as follows:

          " "Energy Service Agreement" means the Energy Service Agreement, dated as of June 9, 1999, between the Lessee and KeySpan-Ravenswood Services Corp., as the same may be amended, restated, modified or supplemented from time to time."

          " "Operation and Maintenance Agreement" means the Operation and Maintenance Agreement, dated as of June 9, 1999, between the Lessee and KeySpan-Ravenswood Services Corp., as the same may be amended, restated, modified or supplemented from time to time."


     (b) Section 1 of the Original Lease is amended by deleting the definition of "Operative Documents" and inserting the following in its place:

          " "Operative Documents" means this Lease, the Guaranty, each Ground Lease, each Consent, the Facility Support Agreement, the Purchase Agreement, the Purchase Agreement Assignment, the SNDA (as defined in the Note Purchase Agreement), the Landlord's Consent (as defined in the Note Purchase Agreement), the Operation and Maintenance Agreement, the Energy Service Agreement and each other agreement, certificate, instrument or other writing delivered by the Lessee or the Guarantor in connection with any of the foregoing."

     (c) Paragraph (i)(a) of Section 2 of the Original Lease is amended to read in its entirety as follows:

          "(a) Corporate Matters. The Lessee (i) has been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the laws of the State of New York, (ii) has all requisite power, authority and legal right to own and operate its properties and to conduct its business as presently conducted and proposed to be conducted after giving effect to the transactions contemplated hereby and to execute, deliver and perform its obligations under this Lease, any other Operative Document to which it is a party and any Material Contract, and (iii) is duly qualified to do business as a foreign corporation or limited liability company, as the case may be, in good standing in each jurisdiction in which its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to so qualify would not impair the ability of the Lessee to perform its obligations under the Operative Documents to which it is a party."

     (d) Paragraph  (i)(c) of Section 2 of the Original  Lease is amended to add
(i) the phrase ", or the certificate of formation or the limited liability agreement," after the phrase "the certificate of incorporation or the by-laws" where it appears therein, and (ii) the phrase "or member" after the word "stockholder" where it appears therein.

     (e) Paragraph (i)(j) of Section 2 of the Original Lease is amended to read in its entirety as follows:

          "(j) Status of Lessee. All of the Lessee's common stock or voting membership interests or other equity interests is owned beneficially and of record by the Guarantor."

     (f) Paragraph (ii)(a) of Section 2 of the Original Lease is amended to read in its entirety as follows:

          "(a) Legal Existence. The Lessee will remain a validly existing corporation or a validly existing limited liability company, as the case may be, in good standing under the laws of the State of New York until the expiration or other termination of this Lease and the indefeasible payment of all amounts owing hereunder."

     (g) Paragraph (i)(C ) of Section 8 of the Original Lease is amended to read in its entirety as follows:

          "(C ) within three (3) Business Days after receipt from the Lessee of the filing fees, mortgage recording tax, transfer and other taxes (or evidence satisfactory to the recording office that such taxes have been paid) due in connection with the recording of the Recordable Documents, the Lessor or the Related Assignee shall record or cause to be recorded, in such order as the Lessor and the Related Assignee may determine, and at the Lessee's sole cost and expense, such instruments or documents, including without limitation this Lease (or memorandum thereof), the Site Lease (or memorandum thereof), the SNDA, the Landlord's Consent (each as defined in the Note Purchase Agreement), any deed in respect of the Facility or any part thereof (including without limitation a confirmatory deed with respect to the Facility Site (as defined in the Note Purchase Agreement) from KeySpan Ravenswood, Inc. to any successor thereto and related transfer tax forms), the Leasehold Mortgage and any security agreement, indenture, mortgage, deed of trust, assignment of rents and any other instrument directly or indirectly relating to the Lessor's financing of the Facility, including without limitation Uniform Commercial Code financing statements related thereto (as the same may be amended, modified or supplemented from time to time, collectively, the "Recordable Documents"), and".

     (h) Section 26 of the Original Lease is amended to read in its entirety as follows:

          "The Lessee may not consolidate with or merge into any other corporation or sell all or substantially all of its assets to any Person, except that the Lessee may consolidate with or merge into any other corporation, or with or into any limited liability company, in each case which is an Affiliate of the Lessee, or sell all or substantially all of its assets to any Person which is an Affiliate of the Lessee; provided, that (a) the surviving Person or transferee Person shall assume, by execution and delivery of instruments satisfactory to the Lessor and the Related Assignee, the obligations of the Lessee hereunder and become a successor to the Lessee, (b) the Lessee (or its successor by merger) shall not thereby be released from its obligations hereunder, (c) the Guarantor shall own beneficially and of record (either directly or indirectly through one or more subsidiaries of the Guarantor), greater than fifty percent (50%) of the capital stock or voting membership interests (or other equivalent equity interests) of the surviving Person or transferee Person (and for this purpose "subsidiary" shall mean any Person in which the Guarantor or another subsidiary of the Guarantor owns greater than 50% of the capital stock or voting membership interests (or other equivalent equity interests), (d) the Guaranty shall be applicable to the obligations under this Lease with respect to the surviving Person or transferee Person, and (e) no Potential Default or Event of Default shall occur by reason of giving effect to such merger, consolidation or sale. The terms and provisions of this Lease shall be binding upon and inure to the benefit of the Lessee and its respective successors and assigns."

     3. CONFIRMATION OF LEASE. The Parties hereby confirm that, except to the extent specifically amended hereby, the provisions of the Original Lease shall remain unmodified and the Original Lease as so amended is hereby confirmed as being in full force and effect.

     4. ASSUMPTION AGREEMENT; GUARANTY CONFIRMATION. The Parties agree, and the Related Assignee has confirmed in writing, that the execution and delivery of
(a) an Assumption Agreement substantially in the form attached hereto as Exhibit A by the Lessee and an Affiliate of the Lessee into which the Lessee may merge shall satisfy the requirements of clause (a) of Section 26 of the Lease and (b) the Confirmation of Guaranty substantially in the form attached hereto as Exhibit B by the Guarantor shall satisfy the requirements of clause (d) of
Section 26 of the Lease.

     5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the execution and delivery by each of the Parties following its approval in writing by the Required Holders (as defined in the Note Purchase Agreement), as evidenced by receipt by the Parties of the written consent of the Related Assignee in the form attached hereto as Exhibit C, in accordance with Section
11.5 of the Note Purchase Agreement,  Section 4 of the Collateral  Indenture and
Section 4 of the KSR Consent (each as defined in the Note Purchase Agreement).

     6. REPRESENTATIONS AND WARRANTIES OF LESSEE. The Lessee hereby represents and warrants as follows:

     (a) The execution, delivery and performance by the Lessee of this Amendment No. 1 are within the Lessee's power and authority, have been duly authorized by all necessary corporate action and do not contravene the Lessee's certificate of incorporation or by-laws, any law, rule or regulation or any contractual restriction binding on or affecting the Lessee.

     (b) There are no Governmental Actions which are required under Legal Requirements applicable to the Lessee or any of its Affiliates in connection with the valid execution, delivery and performance of this Amendment No. 1 by the Lessee other than those which have been duly filed, obtained, given or accomplished.

     (c) The Lessee and the  Guarantor  have  complied  with the  provisions  of
Section 5.12 of the Guaranty in connection with this Amendment No. 1.

     (d) The representations and warranties of the Lessee contained in the Original Lease, after giving effect to this Amendment No. 1, are true and correct in all material respects on and as of the date of this Amendment No. 1, or in the case of representations and warranties made as of a specified earlier date, on and as of such earlier date, with the same effect as though such representations and warranties had been made on and as of the date of this Amendment No. 1 (or such earlier date), except to the extent that the failure of such representations and warranties to be true and correct is caused by: (i) events and conditions which have been previously disclosed to the Lessor and the Related Assignee in written reports and notices of the Lessee delivered in compliance with its obligations under the Lease and which, individually or in the aggregate, do not constitute a Potential Default or Event of Default or otherwise (x) impair the ability of the Lessee to perform its obligations under the Lease or the other Operative Documents to which it is a party, (y) could reasonably be expected to materially impair the ability of the Facility or any Turbine Unit to perform in commercial operation and to operate substantially at its Capacity or (z) result in an Event of Lease Termination or an event described in clause (A), (B) or (C) of Section 15(c) of the Lease; (ii) the
receipt, after the date of the Original Lease, of Governmental Actions contemplated by Exhibit G; or (iii) the renewal or replacement of Governmental Actions described in Exhibit G or of any Facility Asset or Additional Property described in Exhibit I, in each case in accordance with the terms of the Lease.

     (e) There exists no Potential Default or Event of Default under the Lease.

7.  MISCELLANEOUS.

     (a) This Amendment No. 1 shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the Parties hereto, except that this Amendment No. 1 may not be assigned by any of the Parties hereto unless such assignment is made in connection with an assignment of the Lease in accordance with the provisions of Section 21 or 26 of the Lease, as applicable.

     (b) The Amendment No. 1 shall be construed and enforced in accordance with and governed by the laws of the State of New York (including, without limitation, Sections 5-1401 and 5-1402, of the New York General Obligations Law) in all respects, including, without limitation, in respect of all matters of construction, validity and performance.

     (c) The headings of this Amendment No. 1 are for purposes of reference only and shall not limit or otherwise affect the meaning of this Amendment No. 1.

     (d) This Amendment No. 1 may be executed in any number of counterparts and by the Parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     (e) In case any provision in or obligation under this Amendment No. 1 shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     IN WITNESS WHEREOF, this Amendment No. 1 has been executed as of the date first above written.



                                  KEYSPAN-RAVENSWOOD, INC.


                                  By:      /s/ Richard A. Rapp, Jr.
                                  Name:    Richard A. Rapp, Jr.
                                  Title:   Vice President, Secretary & Deputy
                                           General Counsel

                                  LIC FUNDING, LIMITED PARTNERSHIP

                                  By LIC Capital, Inc.,
                                         its General Partner

                                  By:    /s/Frank J. Conley
                                  Name:  Frank J. Conley
                                  Title: Vice President

                                    EXHIBIT A
                                    ---------

                          FORM OF ASSUMPTION AGREEMENT
                          ----------------------------


     THIS ASSUMPTION AGREEMENT (this "Agreement") dated as of ______________, 2002 by and among KeySpan-Ravenswood, LLC, a New York limited liability company ("Successor KSR"), KeySpan-Ravenswood, Inc., a New York corporation ("KSR"), LIC Funding, Limited Partnership, a Delaware limited partnership ("LIC Funding"), and The Bank of New York, as Collateral Trustee under the Indenture defined below (the "Collateral Trustee").

                                    RECITALS
                                    --------

     WHEREAS, (i) KSR and LIC Funding are parties to a Lease Agreement, dated as of June 9, 1999 (as amended, the "Lease"); (ii) LIC Funding and the Collateral Trustee have entered into an Indenture of Trust, Security Agreement and Assignment, dated as of June 9, 1999 (the "Indenture"); and (iii) KSR, LIC Funding and the Collateral Trustee have entered into a Consent and Agreement, dated as of June 9, 1999 (the "KSR Consent").

     WHEREAS, KSR and Successor KSR entered into that certain Merger Agreement, dated as of _______________, 2002 (the "Merger Agreement"), pursuant to which, at the Effective Time, as defined in the Merger Agreement, KSR will be merged with and into Successor KSR, under the New York Business Corporation Law, with Successor KSR being the surviving entity of such merger (the "Merger");

     WHEREAS, in accordance with the Merger Agreement and the New York Business Corporation Law, upon the consummation of the Merger, Successor KSR will succeed to all of KSR's right, title and interest in and to all of the assets and properties of KSR and will assume and become responsible for all of the duties, liabilities and obligations (whether absolute or contingent, direct or indirect, known or unknown) of KSR, including without limitation all of KSR's rights and obligations with respect to the Lease, the KSR Consent and the other Operative Documents to which KSR is a party (collectively, the "Assumed Documents").

     NOW,  THEREFORE,  in  consideration  of the  premises  and  other  good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. Defined Terms. Capitalized terms which are used but not defined in this Agreement have the meaning given to such terms in the Lease.


     2. Assumption. Successor KSR hereby agrees, as of the Effective Time, as defined in the Merger Agreement, to (i) assume and pay, perform or otherwise discharge, when due, all duties, liabilities and obligations (whether absolute or contingent, direct or indirect, known or unknown) of KSR relating to, resulting from or arising out of the Lease and the other Assumed Documents, (ii) agrees to be bound by the terms of KSR's covenants under the Lease and the other Assumed Documents in accordance with the terms thereof, and (iii) agrees that each reference to "Lessee" in the Lease, the KSR Consent and the other Operative Documents shall, from and after the Effective Date, refer to Successor KSR and not to KSR.

     3. No Other Modifications, Waiver or Release. Except as expressly provided in Section 6 below, neither the making nor the acceptance of this Agreement shall enlarge, restrict or otherwise modify the terms of the Lease or any other Assumed Document to which Successor KSR is a party (or as the successor to KSR becomes a party) or constitute a waiver or release by KSR, Successor KSR, LIC Funding or the Collateral Trustee of any liabilities, duties or obligations imposed upon any of them by the terms of the Lease or such other Assumed Document.

     4. Representations and Warranties of Successor KSR. Successor KSR hereby represents and warrants to LIC Funding, the Collateral Trustee and each Related Assignee follows:

     (a) The execution and delivery by Successor KSR of this Agreement and the performance of this Agreement and the Lease by Successor KSR are within Successor KSR's power and authority, have been duly authorized by all necessary limited liability company action and do not contravene Successor KSR's certificate of formation or limited liability company agreement, any law, rule or regulation or any contractual restriction binding on or affecting Successor KSR. This Agreement and the Lease are legal, valid and binding obligations of Successor KSR, enforceable against it according to their respective terms, except (i) as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' or lessors' rights generally and (ii) for the application of equitable principles, whether applied by a court of equity or law.

     (b) There are no Governmental Actions which are required under Legal Requirements applicable to Successor KSR or any of its Affiliates in connection with the valid execution, delivery and performance of this Agreement by Successor KSR , except for such Governmental Actions (i) as have been duly filed, obtained, given or accomplished, with true, correct and complete copies thereof delivered to the Lessor and the Collateral Trustee, and which are listed in Attachment 1 hereto, or (ii) as are building, occupancy or other routine Governmental Actions, including without limitation the transfer into the name of Successor KSR of existing Governmental Actions with respect to the Facility, which existing Governmental Actions are described on Exhibit G to the Lease (or are renewal or replacement Governmental Actions for those described on said Exhibit G) and obtainable in the ordinary course of business, but only if the failure to obtain such Governmental Actions as of the date hereof could not (x) impair the ability of Successor KSR, as the Lessee, to perform its obligations under the Lease or the other Operative Documents to which it is a party, (y) reasonably be expected to materially impair the ability of the Facility or any Turbine Unit to perform in commercial operation and to operate substantially at its Capacity or (z) result in an Event of Lease Termination or an event described in clause (A), (B) or (C) of Section 15(c) of the Lease.

     (c) Neither LIC Funding, any Related Assignee nor any of their respective Affiliates shall, solely by reason of LIC Funding's and the Collateral Trustee's entering into this Agreement, be deemed to be, and be subject to financial rate, utility or other similar regulation as, a public utility, or an electric utility or a public utility holding company under any Legal Requirement (including any Legal Requirement (A) under the 1935 Act, (B) imposed by any state or local public utility commission or other similar regulatory body, authority or group having jurisdiction over LIC Funding or Successor KSR or any transaction contemplated by this Agreement, or (C) under the Federal Power Act, as amended, except (other than in the case of (A)) in connection with the exercise of any Possessory Remedy by LIC Funding or any Related Assignee. All Governmental Actions necessary to accomplish this result, if any, are listed on Attachment 1 hereto and have been duly obtained, given or accomplished, with true, correct and complete copies thereof delivered to LIC Funding and the Collateral Trustee.

     (d) The representations and warranties of the Lessee contained in the Lease, after giving effect to the Merger and this Agreement, are true and correct in all material respects on and as of the date of this Agreement, or in the case of representations and warranties made as of a specified earlier date, on and as of such earlier date, with the same effect as though such representations and warranties had been made on and as of the date of this Agreement (or such earlier date), except to the extent that the failure of such representations and warranties to be true and correct is caused by: (i) events and conditions which have been previously disclosed to LIC Funding and the Collateral Trustee in written reports and notices of the Lessee delivered in compliance with its obligations under the Lease and which, individually or in the aggregate, do not constitute a Potential Default or Event of Default or otherwise (x) impair the ability of the Lessee to perform its obligations under the Lease or the other Operative Documents to which it is a party, (y) could reasonably be expected to materially impair the ability of the Facility or any Turbine Unit to perform in commercial operation and to operate substantially at its Capacity or (z) result in an Event of Lease Termination or an event described in clause (A), (B) or (C) of Section 15(c) of the Lease; (ii) the receipt, after June 9, 1999, of Governmental Actions contemplated by Exhibit G to the Lease; or (iii) the renewal or replacement of Governmental Actions described in Exhibit G to the Lease or of any Facility Asset or Additional Property described in Exhibit I to the Lease, in each case in accordance with the terms of the Lease; provided that for purposes of this Section 4(d), Exhibit G to the Lease shall be deemed to be supplemented by Attachment 1 to this Agreement.

     5. Conditions to Effectiveness. This Agreement, and the assumption of obligations and liabilities provided herein, shall become effective as of the date (the "Closing Date") on which the following conditions are satisfied:

     (a) Execution and delivery of this Agreement by each of Successor KSR, KSR, LIC Funding and the Collateral Trustee;

     (b) The Guarantor shall have executed and delivered to LIC Funding and the Collateral Trustee the Confirmation of Guaranty substantially in the form attached as Exhibit B to Amendment No. 1 to the Lease dated as of __________, 2002;

     (c) The Effective Time, as defined in the Merger Agreement, shall have occurred and LIC Funding and the Collateral Trustee shall have received satisfactory documentation thereof;

     (d) The representations and warranties of Successor KSR in Section 4 of this Agreement which are made as of the date of this Agreement shall be true and correct as of the Closing Date, as if made at and as of such time;

     (e) LIC Funding and the Collateral Trustee shall have received a certificate from an authorized officer of Successor KSR, dated the Closing Date, stating that (i) the Merger has been consummated in compliance with the requirements of Section 26 of the Lease and (ii) the conditions set forth in Sections 5(c) and 5(d) have been satisfied;

     (f) LIC Funding and the Collateral Trustee shall have received an opinion of counsel to Successor KSR to the effect that this Agreement and the assumption of KSR's obligations and liabilities in accordance with Section 2 hereof is the legal, valid and enforceable obligation of Successor KSR, in form and substance satisfactory to LIC Funding and the Collateral Trustee; and

     (g) LIC Funding and the Collateral Trustee shall have received (i) original counterpart signature pages, duly executed and acknowledged, as applicable, by KSR, Successor KSR, LIC Funding and the Collateral Trustee, as applicable, of a deed from KSR to Successor KSR (together with all necessary transfer tax forms), such amendments to the Memorandum of Lease, the Memorandum of Ground Lease, the Landlord Consent (as defined in the Note Purchase Agreement), the SNDA (as defined in the Note Purchase Agreement) and a durable power of attorney from Surviving KSR as shall be reasonably required to effect the substitution of Successor KSR as the "Lessee" or "Lessor" (as applicable) thereunder, (ii) substitute financing statements under the Uniform Commercial Code naming Successor KSR as debtor and (iii) such certified organizational documents, certified resolutions, officers' certificates as to absence of defaults, incumbency certificates, lien searches and similar documents as shall be reasonably requested by LIC Funding and the Collateral Trustee in connection with the consummation of the Merger. The documents and instruments described in the foregoing clause (i) are "Recordable Documents" under the Lease, shall be held by the Collateral Trustee in like manner as all other Recordable Documents and shall not be recorded except in accordance with Paragraph (i) of Section 8 of the Lease and Section 7.10 of the Note Purchase Agreement.

     6. Substitution of Successor Lessee and Related Amendments. From and after the consummation of the Merger and the Closing Date hereunder, without any further action on the part of the parties hereto, (a) each reference to "KeySpan-Ravenswood, Inc." in the Note Purchase Agreement, Collateral Indenture, ML Leasing Shortfall Agreement (as defined in the Note Purchase Agreement), Lease, KSR Consent and each other Operative Document shall be modified to mean and refer to Successor KSR, (b) each reference to the "Lessee" contained in such documents shall be deemed to mean and refer to Successor KSR, (c) each description or reference to the Lessee as a New York corporation contained in such documents shall be modified to mean and refer to Successor KSR as a New York limited liability company and (d) each reference to the "Lease" contained in such documents shall be modified to mean and refer to the Lease as amended.

     7. Amendment to Note Purchase Agreement. From and after the consummation of the Merger and the Closing Date hereunder, without any further action on the part of the parties hereto, each reference in the Note Purchase Agreement to the "Lease", the "Ground Lease", the "Guaranty", the "ML Leasing Shortfall Agreement", the "Collateral Indenture", the "Consents and Agreements" the "SNDA" and the "Landlord's Consent" shall refer to the "Lease", the "Ground Lease", the "Guaranty", the "ML Leasing Shortfall Agreement", the "Collateral Indenture", the "Consents and Agreements" the "SNDA" and the "Landlord's Consent", as applicable, as the same may amended, modified or supplemented from time to time.

     8. Miscellaneous. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, except that this Agreement may not be assigned by any of the parties hereto unless such assignment is made in connection with an assignment of the Lease in accordance with the provisions of Section 21 or 26 of the Lease, as applicable.

     (b) THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SUCCESSOR KSR EXPRESSLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM RELATED TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT. SUCCESSOR KSR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION 8(b) HAVE BEEN BARGAINED FOR AND THAT THE SUCCESSOR KSR HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION THEREWITH.

     (c) The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

     (d) This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     (e) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.



                                   KEYSPAN-RAVENSWOOD, INC.


                                   By:
                                   Name:
                                   Title:


                                   KEYSPAN-RAVENSWOOD, LLC

                                   By: ___________________________________
                                   Name: ______________________________
                                   Title: _______________________________

                                   LIC FUNDING, LIMITED PARTNERSHIP

                                   By LIC Capital, Inc.,
                                          its General Partner

                                   By: ________________________________
                                   Name: _________________________
                                   Title:


                                   THE BANK OF NEW YORK, as Collateral Trustee

                                   By: __________________________________
                                   Name: __________________________
                                   Title: __________________________




Acknowledged and Agreed to with respect
Solely to Section 6

ML LEASING EQUIPMENT CORP.

By:
           ---------------------------------------------------
Name:
           ---------------------------------------------------
Title:
           ---------------------------------------------------

                                    EXHIBIT B
                                    ---------

                        FORM OF CONFIRMATION OF GUARANTY
                        --------------------------------



     CONFIRMATION OF GUARANTY (this "Confirmation"), dated as of ________ __, 2002, from KeySpan Corporation, a New York corporation (the "Guarantor"), in favor of LIC Funding, Limited Partnership, a Delaware limited partnership (the "Lessor"), and its successors and assigns.

                                    RECITALS
                                    --------

     WHEREAS, Guarantor entered into a Guaranty, dated as of June 9, 1999, in favor of the Lessor and its successors and assigns (the "Guaranty") pursuant to which Guarantor guaranteed all Payment Obligations and Covenant Obligations (in each case as defined in the Guaranty) of KeySpan-Ravenswood, Inc. (the "Lessee") arising under the Lease Agreement, dated as of June 9, 1999, between the Lessor and the Lessee, as amended by Amendment No. 1 thereto, dated as of ________, 2002 ("Amendment No. 1") (the Lease Agreement, as so amended, the "Lease");

     WHEREAS, the Lessee and KeySpan-Ravenswood, LLC (the "Successor Lessee") have entered into a merger agreement (the "Merger Agreement"), providing for the merger of the Lessee with and into the Successor Lessee (the "Merger"), with the Successor Lessee's being the surviving entity of the Merger, and an Assumption Agreement, dated as of the date of this Confirmation, among the Lessee, the Successor Lessee, the Lessor and The Bank of New York, as Collateral Trustee under the Indenture defined therein (the "Assumption Agreement");

     WHEREAS,  it is a condition of the consummation of the Merger in accordance
with  Section  26  of  the  Lease  that  Guarantor   execute  and  deliver  this
Confirmation;

     NOW,  THEREFORE,  in  consideration  of the  premises  and  other  good and
valuable   consideration,   the   adequacy   and  receipt  of  which  is  hereby
acknowledged,  the  Guarantor  hereby  agrees  as  follows:

     1. Defined Terms. Capitalized terms which are used but not defined in this Confirmation have the meaning given to such terms in the Guaranty.

     2. Confirmation. Guarantor hereby expressly (i) acknowledges and consents to Amendment No. 1, the consummation of the Merger pursuant to the Merger Agreement and the assumption by the Successor Lessee of all liabilities and obligations of the Lessee under the Lease and the other Operative Documents to which the Lessee is a party in accordance with the Assumption Agreement, and
(ii) ratifies, affirms and confirms to the Lessor and each Related Assignee its obligations under the Guaranty and under each other Operative Document to which Guarantor is a party, and acknowledges, renews and extends its continued liability under the Guaranty and such other documents and agrees that the Guaranty and such other documents remain, and following the consummation of the Merger and the closing contemplated under the Assumption Agreement will remain, in full force and effect and enforceable in accordance with their respective terms.

     3. No Other Modifications. Except as expressly provided in Section 5 below, neither the making nor the acceptance of this Confirmation shall enlarge, restrict or otherwise modify the terms of the Guaranty or any other Operative Document to which Guarantor is a party.

     4. Representations and Warranties of Guarantor. Guarantor hereby represents and warrants to the Lessor and each Related Assignee as follows:

     (a) Organization; Power and Authority. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. The Guarantor has full power and authority to execute, deliver and perform the provisions of this Confirmation and the Guaranty.

     (b) Authorization, etc. This Confirmation and the Guaranty have been duly authorized by all necessary corporate and shareholder action on the part of the Guarantor and this Confirmation and the Guaranty each constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by the Guarantor of this Confirmation and the Guaranty will not
(i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Guarantor or any of its Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Guarantor or any of its Subsidiaries is bound or by which the Guarantor or any of its Subsidiaries or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Guarantor or any of its Subsidiaries or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Guarantor or any of its Subsidiaries.

     (d) Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Guarantor of this Confirmation and the Guaranty, other than those which have been duly obtained or made.

     (e) No Defaults. No event has occurred and no condition exists which would constitute a Potential Default or an Event of Default under the Guaranty.

     (f) Litigation. Except as disclosed in the Annual Report of the Guarantor or any Subsidiary of the Guarantor for the year ended December 31, 2001 on Form 10-K and the Quarterly Reports of the Guarantor or any Subsidiary of the

Guarantor for any quarter ended since January 1, 2002 on Form 10-Q filed with the Securities and Exchange Commission and publicly available prior to the date of this Confirmation, there are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or any of its Subsidiaries or any property of the Guarantor or any of its Subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     (g) No Solicitation Fees, etc. Guarantor has complied with the provisions of Section 5.12 of the Guaranty in connection with this Confirmation and Amendment No. 1.

     5. Substitution of Successor Lessee. From and after the consummation of the Merger and the closing contemplated under the Assumption Agreement, each reference to "KeySpan-Ravenswood, Inc." and the "Lessee" in the Guaranty and each other Operative Document to which Guarantor is a party shall, without any further action on the part of Guarantor, be deemed modified to mean and refer to "KeySpan-Ravenswood, LLC" as the Successor Lessee.

     6. Miscellaneous.

     (a) This Confirmation shall inure to the benefit of the Lessor and each Related Assignee (including the Noteholders) and its and their respective successors, assigns or transferees, and shall be binding upon Guarantor and its successors and assigns, except that this Confirmation may not be assigned unless such assignment is made in connection with an assignment of the Guaranty in accordance with the provisions of Section 5.2 of the Guaranty.

     (b) THIS CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. GUARANTOR EXPRESSLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM RELATED TO THIS CONFIRMATION, THE GUARANTY OR ANY OTHER OPERATIVE DOCUMENT. GUARANTOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION 6(b) HAVE BEEN BARGAINED FOR AND THAT THE GUARANTOR HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION THEREWITH.

     (c) The headings of this Confirmation are for purposes of reference only and shall not limit or otherwise affect the meaning of this Confirmation.

     (d) This Confirmation may be executed in any number of counterparts and by the Parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     (e) In case any provision in or obligation under this Confirmation shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, this Confirmation has been executed as of the date first written above.


                                           KEYSPAN CORPORATION,
                                           as Guarantor



                                           By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


Acknowledged and Agreed:

LIC FUNDING, LIMITED PARTNERSHIP

By:        LIC Capital, Inc.
           its General Partner


By:
           -----------------------------------------
           Name:
           Title:



THE BANK OF NEW YORK,
  as Collateral Trustee

By:
           -----------------------------------------
           Name:
           Title:

                                    EXHIBIT C
                                    ---------

                       FORM OF CONSENT TO LEASE AMENDMENT
                       ----------------------------------


                                                             _____________, 2002
To:        LIC Funding, Limited Partnership
           c/o ML Leasing Equipment Corp.
           Four World Financial Center
           New York, New York 10080

           KeySpan-Ravenswood, Inc.
           c/o KeySpan Corporation
           One MetroTech Center
           Brooklyn, New York  11201


Ladies and Gentlemen:

     Reference is made to (i) those several Note Purchase Agreements, each dated as of June 9, 1999, entered into by LIC Funding, Limited Partnership (the "Company") with the institutional investors listed in Schedule I thereto (collectively, the "Note Purchase Agreement"); (ii) the Indenture of Trust, Security Agreement and Assignment, dated as of June 9, 1999, between The Bank of New York, as collateral trustee (the "Collateral Trustee"), and the Company (the "Collateral Indenture"); and (iii) the Consent and Agreement, dated as of June 9, 1999, by and among KeySpan-Ravenswood, Inc., the Company and the Collateral Trustee (the "KSR Consent").

     Pursuant to Section 4(a) and (b) of the Collateral Indenture and to Section 4 of the KSR Consent, the Collateral Trustee (for itself and with the consent of and on behalf of all Required Holders), hereby consents to an amendment to the Lease substantially in the form of Amendment No. 1 to Lease attached hereto as Exhibit A.

     Capitalized terms used herein but not defined shall have the respective meanings given to them in the Note Purchase Agreement or the Collateral Indenture.

     IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed by its officers thereunto duly authorized as of the first date written above.

                                             THE BANK OF NEW YORK,
                                             as Collateral Trustee and on
                                             behalf of all Required Holders


                                             By: ___________________________
                                                 Name:
                                                 Title:


                                      C-1